EXHIBIT 10.85

                          SUPPLEMENTARY CONTRACT (NO.1)

This Supplementary Contract (No. 1) to the Production Sharing Contract for Block A-18 dated 21 April 1994 (hereinafter referred to as "the Principal Contract") is made on the 21st day of April 1999 by and between the MALAYSIA-THAILAND
JOINT AUTHORITY (hereinafter referred to as "MTJA") an authority duly established under the Malaysia-Thailand Joint Authority Act 1990 of Malaysia and Thailand-Malaysia Joint Authority Act B.E. 2533 (1990) of the Kingdom of Thailand and the Agreement between the Government of Malaysia, and the Government of the Kingdom of Thailand on the Constitution and Other Matters Relating to the Establishment of the Malaysia-Thailand Joint Authority, dated 30 May 1990, and having its office at 27th Floor, Empire Tower, City Square Centre, 182 Jalan Tun Razak, 50400 Kuala Lumpur, Malaysia, of the first part; and PETRONAS CARIGALI (JDA) SDN. BHD., a company duly incorporated and existing under the laws of Malaysia and having its registered office at Tower 1, PETRONAS Twin Towers, Persiaran KLCC, 50450 Kuala Lumpur, Malaysia (hereinafter referred to as "CARIGALI"), TRITON OIL COMPANY OF THAILAND, a company duly incorporated and existing under the laws of the State of Texas, United States of America, and having its registered office at 6688 North Central Expressway, Suite 1400,
Dallas, Texas, 75206, United States of America, and having its local branch office at 7th Floor, Kin Gwan Building 1, 140 Wireless Road, Bangkok 10330, Thailand, and Suite 13.01, 13th Floor, Menara Tan & Tan, 207 Jalan Tun Razak 50400 Kuala Lumpur, Malaysia (hereinafter referred to as "TRITON"), and TRITON OIL COMPANY OF THAILAND (JDA) LIMITED, a company incorporated under the laws of the Cayman Islands and having its statutory office in Dallas, Texas, United States of America, and having its local registered branch office at Suite 13.01, 13th Floor, Menara Tan & Tan, 207 Jalan Tun Razak, 50400 Kuala Lumpur, Malaysia (hereinafter referred to as "TRITON JDA"), of the second part. The parties of the first and second part shall hereinafter be referred to individually as "Party" and collectively as "Parties".

WHEREAS Article 2.4 Paragraph 4 of the Principal Contract provides that any Sub-Block which is not defined as a Development Area and any area which is not a Gas Field as defined in accordance with Article 8.1 at the end of five (5) years from the Effective Date (hereinafter referred to as "the Unexplored Areas") shall be deemed to be relinquished to MTJA and cease to be part of the Contract Area;

AND WHEREAS CARIGALI, TRITON and TRITON JDA (hereinafter referred to as "the Contractors") request MTJA's permission to retain the Unexplored Areas for an additional three (3) years for further exploration after the end of the five (5) years from the Effective Date;

AND WHEREAS MTJA agrees not to invoke the above-mentioned Article 2.4 Paragraph 4 and further agrees to the request of the Contractors to retain the Unexplored Areas in consideration of additional work commitments to be undertaken by the same.

NOW  THEREFORE  it  is  hereby  stipulated  and  agreed  as  follows:-

1.     The Contractors shall retain the Unexplored Areas for an additional three
(3) years commencing on the fifth anniversary of the Effective Date (hereinafter referred to as "the Retention Period") for further exploration subject to the following minimum work commitments and conditions:-

(i) The Contractors shall carry out subsurface studies to redefine and reevaluate the hydrocarbon prospectivity in the Unexplored Areas and drill two
(2) Wildcat Wells at an aggregate drilled footage of not less than five thousand (5,000) metres.

(ii) The amount to be expended by Contractors in carrying out their exploration activities in the Unexplored Areas during the Retention Period shall in the aggregate be not less than ten million four hundred sixty thousand United States Dollars (USD10,460,000) which aggregate amount includes the MTJA training bonus of seventy thousand United States Dollars (USD70,000) per year.

(iii) The Retention Period shall not affect the existing fixed term of thirty-five (35) years of the Principal Contract set out in Article 2.1 thereof. Any new discovery of a Gas Field within the Unexplored Areas during the Retention Period will yield a shorter gas holding period commencing from the date of agreement between the Parties on the extent of the Gas Field and its reserve area as set out in Article 8.1 of the Principal Contract, and ending 20 April 2004. The periods for development and production of the Gas Field shall remain the same.

(iv) When Crude Oil is discovered in a Commercial Quantity in any Sub-block or Sub-blocks within the Unexplored Areas during the Retention Period, that Sub-block or Sub-blocks shall be automatically converted into a Development Area and the provisions of Article 2.4, Paragraph 1 of the Principal Contract shall apply. If Contractors fail to produce Crude Oil commercially, directly or indirectly, from such Sub-block or Sub-blocks prior to 20 April 2004, such Sub-block or Sub-blocks shall be deemed to be relinquished to MTJA and cease to be part of the Contract Area.

2. Except as expressly provided in this Supplementary Contract (No. 1), the Principal Contract is not otherwise waived, amended and supplemented hereby and the terms therein shall remain in full force and effect.

3. Any terms that are defined terms in the Principal Contract shall have the same meaning when used in this Supplementary Contract (No. 1) unless herein otherwise expressly provided.

IN WITNESS WHEREOF MTJA, CARIGALI, TRITON and TRITON JDA have by their respective duly authorised officers executed this Supplementary Contract (No. 1) on the day and year first herein above written.

Signed  by  :                               )
For  and  on  behalf  of                    )_____________________
MALAYSIA-THAILAND  JOINT  AUTHORITY         )
In  the  presence  of                       )
                                            )

Signed  by  :                               )
For  and  on  behalf  of                    )_____________________
PETRONAS  CARIGALI  (JDA)  SDN.  BHD.       )
In  the  presence  of                       )
                                            )

Signed  by  :                               )
For  and  on  behalf  of                    )_____________________
TRITON  OIL  COMPANY  OF  THAILAND          )
In  the  presence  of                       )
                                            )

Signed  by  :                               )
For  and  on  behalf  of                    )______________________
TRITON  OIL  COMPANY  OF  THAILAND  (JDA)   )
LIMITED                                     )
In  the  presence  of                       )
                                            )